Exhibit 99.1

Reliance Global Submits Request for Withdrawal of Form S-1 Registration Statement

LAKEWOOD, N.J., June 16, 2025 – Reliance Global Group, Inc. (Nasdaq: RELI) (“we,” “us,” “our” or the “Company”), today announced that it has filed a request for withdrawal with the Securities and Exchange Commission (the “SEC”) of the Company’s Registration Statement on Form S-1 (No. 333-284218), originally filed January 10, 2025 (as amended, the “Registration Statement”), as the Company no longer intends to pursue a public offering under the Registration Statement at this time. The Registration Statement has not been declared effective by the SEC, and no securities have been sold in connection with the offering described in the Registration Statement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s common stock or any securities, and there shall not be any offer, solicitation or sale of securities mentioned in the press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such any state or jurisdiction.

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (NASDAQ: RELI) is an InsurTech pioneer, leveraging artificial intelligence (AI), and cloud-based technologies, to transform and improve efficiencies in the insurance agency/brokerage industry. The Company’s business-to-business InsurTech platform, RELI Exchange, provides independent insurance agencies an entire suite of business development tools, enabling them to effectively compete with large-scale national insurance agencies, whilst reducing back-office cost and burden. The Company’s business-to-consumer platform, 5minuteinsure.com, utilizes AI and data mining, to provide competitive online insurance quotes within minutes to everyday consumers seeking to purchase auto, home, and life insurance. In addition, the Company operates its own portfolio of select retail “brick and mortar” insurance agencies which are leaders and pioneers in their respective regions throughout the United States, offering a wide variety of insurance products. Further information about the Company can be found at https://www.relianceglobalgroup.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” and similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding:

●	Our future financial condition and operating results;

●	Our plans, objectives, expectations and intentions with respect to future operations, products and services;

●	Our ability to execute the planned withdrawal of the Registration Statement on Form S-1;

●	The development and growth of our RELI Exchange and 5minuteinsure.com platforms;

●	The expansion and performance of our portfolio of retail “brick-and-mortar” insurance agencies;

●	Our ability to maintain compliance with Nasdaq’s continued listing requirements; and

●	Other statements identified by the words noted above;

These forward-looking statements are based on a number of assumptions, including the assumptions that: we will complete the withdrawal process without unexpected delay; our AI-driven underwriting and cloud-based systems will perform as anticipated; demand for our InsurTech solutions will continue to grow; we will remain in compliance with applicable insurance regulations and Nasdaq listing rules; and there will be no material adverse changes in our relationships with agency partners or service providers. There can be no assurance that these assumptions will prove correct. There are numerous risks and uncertainties that may cause actual results or performance to differ materially from those expressed in these forward-looking statements. These include, among others: delays or failure to complete the withdrawal; inability to execute our growth plans for RELI Exchange or 5minuteinsure.com; competitive and regulatory challenges faced by our retail agency operations; fluctuations in our stock price or failure to maintain Nasdaq compliance; and the other factors described in the “Risk Factors” section of our Registration Statement and in other reports we file with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. You should carefully review our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and the other reports we have filed or will file with the SEC for a more complete discussion of risks and uncertainties. Except as required by law, Reliance Global Group, Inc. disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date of this press release.

Contact:

Crescendo Communications, LLC

Tel: +1 (212) 671-1020

Email: RELI@crescendo-ir.com